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Exhibit 10.23

SECOND ADDENDUM TO LEASE

        THIS SECOND AMENDMENT TO LEASE is entered as of the 25th day of October 2002, by and between FOOTHILL TECHNOLOGY CENTER LLC, (BOONE/FETTER/OCCIDENTAL I) (hereinafter referred to as the "LESSOR") and SEEBEYOND TECHNOLOGY CORPORATION (SOFTWARE TECHNOLOGIES CORPORATION) (hereinafter referred to as the "LESSEE") with reference to the following facts and circumstances:

          A.    Lessor and Lessee entered that certain Standard Industrial/Commercial Single-Tenant Lease Net dated June 6, 1997, regarding 50,287 rentable square feet of space (the "Existing Space") located at 404/408 East Huntington Drive, Monrovia, Los Angeles County, California, as amended and supplemented by that certain Rider to Lease dated June 6, 1997, and First Amendment to Lease dated August 5, 1998, between Lessor and Lessee (such Lease, as so amended and supplemented, being referred to herein as the "Lease").

          B.    Lessor and Lessee mutually desire that the Premises subject to the Lease be decreased by 17,775 rentable square feet of space in the building located at the Project as outlined in "Exhibit A" attached hereto.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

          1.    Effective March 31, 2003 (the "Effective Date"), Paragraph 1.2 of the Lease is amended by deleting the term "60,267" and substituting "42,492" in lieu thereof.

          2.    From and after the Effective Date, Base Rent per month under the Lease shall equal the following:

Remainder of Original Term $48,865.80 a month NNN

          3.    Except as expressly amended hereby, the Lease shall remain in full force and effect. All capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Lease. Unless expressly provided otherwise, all paragraph references herein shall be to paragraphs of the Lease.

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Amendment to Lease as of the day and year first above written.

Executed at Monrovia, CA on November 5, 2002

LESSOR:
FOOTHILL TECHNOLOGY CENTER LLC
By:	/s/ BLAINE P. FETTER Blaine P. Fetter Manager

Executed at                                        on November 5, 2002

LESSEE:
SEEBEYOND TECHNOLOGY CORPORATION
By:	/s/ BARRY J PLAGA BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO

EXHIBIT "A"

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SECOND ADDENDUM TO LEASE
EXHIBIT "A"